UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: January 18, 2007
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of or other jurisdiction of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-2396 (Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
                       APPOINTMENT OF PRINCIPAL OFFICERS.
     Paychex, Inc. (the “Company”) today announced that the Board of Directors (the “Board”) has elected Joseph M. Velli as a Board member. There has been no grant of options to purchase the Company’s common stock made to Mr. Velli at this time. It has not yet been determined which committees of the Board Mr. Velli will be named to serve on.
     The Company’s press release dated January 24, 2007 that announces the election of Mr. Velli is filed as exhibit 99.1 to this Form 8-K.
EXHIBIT INDEX
The following exhibit is filed with this Form 8-K:
     Exhibit 99.1:     Press Release of Paychex, Inc. dated January 24, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: January 24, 2007	/s/Jonathan J. Judge

Jonathan J. Judge President and Chief Executive Officer

Date: January 24, 2007	/s/ John M. Morphy

John M. Morphy Senior Vice President, Chief Financial Officer and Secretary

3